EXHIBIT 10.11

AMENDMENT NUMBER SEVEN TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NUMBER SEVEN TO REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of September 21, 2006, is entered into among NATIONAL TECHNICAL SYSTEMS, INC., a California corporation ("Parent"), NTS TECHNICAL SYSTEMS, a California corporation, dba National Technical Systems ("NTS"), XXCAL, INC., a California corporation ("XXCAL"), APPROVED ENGINEERING TEST LABORATORIES, INC., a California corporation ("AETL"), ETCR, INC., a California corporation ("ETCR"), ACTON ENVIRONMENTAL TESTING CORPORATION, a Massachusetts corporation ("Acton"), and PHASE SEVEN LABORATORIES, INC., a California corporation ("Phase Seven") and one or more Subsidiaries of Parent, whether now existing or hereafter acquired or formed, which become party to the Agreement (as defined below) by executing an Addendum in the form of Exhibit 1 of the Agreement (NTS, XXCAL, AETL, ETCR, Acton, Phase Seven and such other Subsidiaries are sometimes individually referred to herein as a "Subsidiary Borrower" and collectively referred to herein as "Subsidiary Borrowers", and Subsidiary Borrowers and Parent are sometimes individually referred to herein as a "Borrower" and collectively referred to herein as "Borrowers"), the financial institutions from time to time parties hereto as Lenders, whether by execution hereof or an Assignment and Acceptance in accordance with Section 11.5(c) of the Agreement, and Comerica Bank, in its capacity as contractual representative for itself and the other Lenders ("Agent"), with reference to the following facts:

A.           Borrowers, Agent and Lenders are parties to that certain Revolving Credit Agreement, dated as of November 21, 2001, as amended by that certain Amendment Number One to Revolving Credit Agreement, dated as of July 17, 2002, that certain Amendment Number Two to Revolving Credit Agreement, dated as of November 25, 2002, that certain Amendment Number Three to Revolving Credit Agreement, dated as of July 21, 2003, that certain Amendment Number Four to Revolving Credit Agreement, dated as of July 30, 2004, that certain Amendment Number Five to Revolving Credit Agreement, dated as of July 1, 2005, and that certain Amendment Number Six to Revolving Credit Agreement, dated as of March 29, 2006 (as so amended, the "Agreement");

B.           Borrowers and Agent, in its capacity as Agent for the Lenders, entered into that certain Security Agreement, dated as of November 21, 2001 (the "Security Agreement");

C.           Borrowers, Agent and Lenders desire to further amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.           Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2.	Amendments to the Agreement.

2.1	Definitions.

(a) The following definitions set forth in Section 1.1 of the Agreement are hereby amended in their entirety as follows, and the amended definition of "Debt Service Coverage Ratio" shall be deemed effective as of the reporting period ending July 31, 2006:

"Commitment" means a Lender's Revolving Credit Commitment, Term Loan Commitment, Equipment Loan Commitment, Term Loan B Commitment, Equipment Facility B Loan Commitment and/or Term Loan C Commitment, as the context requires.

"Debt Service Coverage Ratio" means, for the rolling four fiscal quarter period ending on the date of determination, the ratio of (i) the sum, without duplication, of: (1) Consolidated Adjusted Net Income for such period, plus (2) each Borrower's and the Subsidiaries' consolidated depreciation and amortization expense for such period (including any non-cash compensation paid to Borrowers' and the Subsidiaries' officers, directors, employees, and agents), minus (3) any Distributions paid or Capital Stock of each Borrower acquired or any other action taken under Section 7.10 during such period, plus or minus (4) any change in Borrowers' deferred federal or state taxes during such period, minus (5) unfunded cash Capital Expenditures during such period (other than any fixed assets acquired pursuant to a Permitted Acquisition), plus (6) for the test period ending July 31, 2006, $2,000,000, and for the test period ending October 31, 2006, $1,300,000; to (ii) the sum of: (1) the current portion of Borrowers' long term Debt that will be due during the next four fiscal quarter period, plus (2) the current portion of Borrowers' Capital Lease Obligations that will be due during the next four fiscal quarter period.

"Interest Payment Date" means:

(i)            with respect to each Prime Lending Rate Portion, the last day of each and every month commencing the last such day after the making of such Loan, and the Equipment Loans Maturity Date (in the case of the Equipment Loans), the Equipment Facility B Loans Maturity Date (in the case of the Equipment Facility B Loans), the Revolving Loans Maturity Date (in the case of the Revolving Loans), the Term Loans Maturity Date (in the case of the Term Loans), the Term Loans B Maturity Date (in the case of the Term Loans B); and the Term Loans C Maturity Date (in the case of the Term Loans C)

(ii)            with respect to each LIBOR Lending Rate Portion, the earlier of: (1) the last day of the Interest Period with respect thereto, or (2) if the Interest Period has a duration of more than three months, every LIBOR Business Day that occurs during such Interest Period every three months from the first day of such Interest Period; and

(iii)           with respect to the COF Lending Rate Loans, the last day of each and every month, and the Equipment Loans Maturity Date and the Equipment Facility B Loans Maturity Date, as applicable."

"Loans" means the Revolving Loans, the Term Loans, the Equipment Loans, the Term Loans B, the Term Loans C and the Equipment Facility B Loans (each, a "Loan").

"Notes" means, collectively, the Revolving Notes, the Term Notes, the Equipment Loans Notes, the Term B Notes, the Term C Notes and the Equipment Facility B Notes (each, a "Note").

"Permitted Debt" means (i) Debt owing to Agent and Lenders in accordance with the terms of this Agreement and the Loan Documents, (ii) Debt listed on Schedule 5.6, (iii) Debt of Borrowers up to a maximum aggregate amount of Two Million Dollars ($2,000,000) incurred during each fiscal year (but without carry-forward of any amounts not incurred during any fiscal year), incurred in the ordinary course of business and secured by the Liens described in clause (iv) of the definition of Permitted Liens hereinbelow, (iv) trade payables incurred in the ordinary course of business described in clause (iv) of the definition of "Debt" hereinabove, and (v) unsecured Debt in an aggregate amount not to exceed One Million Dollars ($1,000,000) outstanding at any time among all Borrowers owing to officers and employees of any Borrower.

"Revolving Loans Maturity Date" means August 1, 2008.

"Total Commitment Percentage" means, with respect to any Lender, the percentage equal to sum of such Lender's Revolving Loan Commitment, Term Loan Commitment, Equipment Loan Commitment, Term Loan B Commitment, Term Loan C Commitment and Equipment Facility B Commitment, divided by the Total Credit."

"Total Credit" means $28,900,000.

(b)           The definition of "Interest Period" in Section 1.1 of the Agreement is hereby amended to amend clause (iii) to read as follows:

(iii) no Interest Period respecting a Revolving Loan may extend beyond the Revolving Loans Maturity Date, no Interest Period respecting the Term Loans may extend beyond the Term Loans Maturity Date, no Interest Period respecting the Term Loans B may extend beyond the Term Loans B Maturity Date, and no Interest Period respecting the Term Loans C may extend beyond the Term Loans C Maturity Date.

(c)           The following definitions are hereby added to Section 1.1 of the Agreement in alphabetical order:

"Dynamic Assets" means the assets of Dynamic Labs LLC and its subsidiaries.

"Equipment Facility B Loan Commitment" means, with respect to any Equipment Facility B Loan Lender, the amount indicated under such Lender's name on Schedule 1.1C under the heading Equipment Facility B Loan Commitment or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the amount of the assigning Lender's Equipment Facility B Loan Commitment assigned to such assignee Lender (collectively, the "Equipment Facility B Loan Commitments").

"Equipment Facility B Loan Commitment Percentage" means, with respect to any Equipment Facility B Loan Lender, the percentage indicated on Schedule 1.1C under the heading Equipment Facility B Loan Commitment Percentage or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the percentage of the assigning Lender's Equipment Facility B Loan Commitment assigned to such assignee Lender.

"Equipment Facility B Loan Lender" means each of the Lenders indicated on Schedule 1.1C under the heading Equipment Facility B Loan Lenders, and also means any assignee of such Lender pursuant to Section 11.5(c).

"Equipment Facility B Loans" has the meaning given to such term in Section 2.3(d).

"Equipment Facility B Loans Conversion Date" means September 21, 2007.

"Equipment Facility B Loans Maturity Date" means September 21, 2011.

"Equipment Facility B Loans Notes" means, collectively, the promissory notes executed by each Borrower to the order of each Lender pursuant to Section 2.11(a) to evidence such Lender's Equipment Facility B Loans.

"Term Loan C Commitment" means, with respect to any Term Loan C Lender, the amount indicated opposite such Lender's name on Schedule 1.1C under the heading Term Loan C Commitment or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the amount of the assigning Lender's Term Loan C Commitment assigned to such assignee Lender (collectively, the "Term Loan C Commitments").

"Term Loan C Commitment Percentage" means, with respect to any Term Loan C Lender, the percentage indicated on Schedule 1.1C under the heading Term Loan C Commitment Percentage or, in the case of any Lender that is an assignee Lender pursuant to Section 11.5(c), the percentage the assigning Lender's Term Loan C Commitment assigned to such assignee Lender.

"Term Loan C Lender" means each of the Lenders indicated on Schedule 1.1C under the heading Term Loan C Lenders, and also means any assignee of such Lender pursuant to Section 11.5(c).

"Term Loans C Maturity Date" means September 21, 2010.

"Term C Notes" means, collectively, the promissory notes executed by each Borrower to the order of each Lender pursuant to Section 2.11(a) to evidence such Lender's Term Loan C.

2.2           Term Loans B and C. Section 2.2 of the Agreement is hereby amended by changing the numbering of the third clause incorrectly numbered as the second clause to "(b)" to clause "(c)" and by adding clauses (e) and (f) as follows:

(e)           Several Term Loans C. Subject to the terms and conditions hereof, each Term Loan C Lender severally agrees to make a term loan (each a "Term Loan C" and collectively the "Term Loans C") to Borrowers on September 21, 2006, or as soon as practicable thereafter, in an amount equal to each such Term Loan C Lender's Term Loan C Commitment, the proceeds of which shall be used to repay Revolving Loans used to pay the purchase price paid by Parent to acquire the Dynamic Assets. Each Term Loan B Lender shall make the amount of such Lender's Term Loan B available to Agent in same day funds, not later than 9:00 a.m. (Pacific time), on September 21, 2006, or as soon as practicable thereafter. After Agent's receipt of the proceeds of the Term Loans C, Agent shall disburse the Term Loans C as directed pursuant to written disbursement instructions provided by Borrowers.

(f)            Amortization. Borrowers shall pay forty-eight monthly principal reduction payments on the Term Loans C, each in the aggregate amount of $41,670. Each such payment shall be due and payable on the last day of each month commencing September 30, 2006 and continuing on the last day of each succeeding month. On the Term Loans C Maturity Date, the outstanding principal balance, and all accrued and unpaid interest under the Term Loans C shall be due and payable in full. Borrowers may prepay the Term Loans C at any time, in whole or in part, without penalty or premium except as otherwise required by Section 2.7(a) with respect to repayments of LIBOR Lending Rate Portions. All principal amounts so repaid or prepaid may not be reborrowed. Borrowers shall give Agent at least two (2) LIBOR Business Days' prior written notice of any prepayment of a LIBOR Lending Rate Portion, upon receipt of which, Agent shall promptly give notice to each Term Loan C Lender. Upon receipt of any such notice of a prepayment, Agent shall promptly notify each Term Loan C Lender thereof. Agent shall, promptly following its receipt of any payment or prepayment of the Term Loans C, distribute to each Term Loan C Lender its pro rata share (based upon the principal amounts outstanding) of all amounts received by Agent pursuant to this Section 2.2 for each such Term Loan C Lender's respective account. All prepayments shall be applied toward scheduled principal reductions payments owing under this Section 2.2 in inverse order of maturity.

2.3           Equipment Facility B Loans. Section 2.3 of the Agreement is hereby amended subsections (d), (e) and (f) as follows:

(d)           Several Equipment Facility B Loans. Subject to the terms and conditions hereof, from September 21, 2006 up to but not including the Equipment Facility B Loans Conversion Date, each Equipment Facility B Loan Lender severally agrees to make a series of term loans (each, an "Equipment Facility B Loan" and collectively the "Equipment Facility B Loans") to or for the benefit of Borrowers, in an amount equal to such Equipment Facility B Loan Lender's Equipment Facility B Loan Percentage of each Borrowing of Equipment Facility B Loans, up to an aggregate amount not to exceed such Equipment Facility B Loan Lender's Equipment Facility B Loan Commitment. Each Borrowing consisting of Equipment Facility B Loans shall be advanced directly to the applicable vendor or Borrower, as Borrowers may request. The foregoing to the contrary notwithstanding, (i) each Borrowing consisting of Equipment Facility B Loans shall be in an amount, as determined by the Equipment Facility B Loan Lenders, not to exceed 100% of Borrowers' invoice cost (net of shipping, freight, installation, and other so-called "soft costs") of new Equipment that is to be purchased by Borrowers with the proceeds of such Borrowing, or new Equipment that has been purchased and accepted by Borrowers within 90 days prior to the date of such Borrowing, provided that as to the initial Equipment Facility B Loan only such 90-day restriction shall not be applicable but all Equipment to be financed by such initial Equipment Facility B Loan shall have been acquired by Borrower during its fiscal year ending January 31, 2007, (ii) the Equipment that is to be acquired or that has been purchased by Borrowers must be acceptable to the Equipment Facility B Loan Lenders in all respects, and, except for any Equipment that is or will be installed on any Real Property Collateral upon delivery to Borrowers, not be a fixture, and not be intended to be affixed to real property or to become installed in or affixed to other goods unless waivers or fixture filings acceptable to the Equipment Facility B Loan Lenders and Agent have been obtained, and (iii) the Equipment Facility B Loan Lenders shall have no obligation to fund any Equipment Facility B Loans hereunder to the extent that the making thereof would cause the then outstanding amount of all Equipment Facility B Loans to exceed the aggregate Equipment Facility B Loan Commitments. On the Equipment Facility B Loans Conversion Date, each Equipment Facility B Loan Lender's obligations to make Equipment Facility B Loans to Borrowers shall cease. Each Borrowing of Equipment Facility B Loans shall be in a minimum amount of $100,000.

(e)           Payments. From the Amendment Date until the Equipment Facility B Loans Conversion Date, no principal payments shall be due on the outstanding Equipment Facility B Loans; provided that Borrowers shall make interest payments thereon during such period in accordance with Section 2.4. The aggregate amount of all Equipment Facility B Loans outstanding on the Equipment Facility B Loans Conversion Date shall be repayable in equal monthly installments of principal, each such installment in an amount equal to 1/48th of the aggregate principal amount of Equipment Facility B Loans outstanding on the Equipment Facility B Loans Conversion Date, and such installments to be due and payable on the last day of each month commencing October 31, 2007 and continuing on the last day of each succeeding month until the Equipment Facility B Loans Maturity Date, whereupon the entire remaining unpaid principal balance of the Equipment Facility B Loans together with all accrued but unpaid interest thereon shall be due and payable.

(f)           Prepayment. Borrowers may prepay the Equipment Facility B Loans at any time, in whole or in part, without penalty or premium except as otherwise required by Section 2.16 with respect to prepayments of COF Lending Rate Loans. All principal amounts so repaid or prepaid may not be reborrowed. Agent shall, promptly following its receipt of any payment or prepayment of the Equipment Facility B Loans, distribute to each Equipment Facility B Loan Lender, its pro rata share (based upon the principal amounts outstanding) of all amounts received by Agent pursuant to this Section 2.3 for each such Lender's respective account. All prepayments shall be applied toward scheduled principal reductions payments owing under Section 2.3(b) in inverse order of maturity.

2.4           Interest Rates. Section 2.4(a) of the Agreement is hereby amended to add subsections (iv) and (v) as follows:

(iv)           Term Loans C. Subject to the terms and conditions hereof, the Term Loans C, or portions thereof, may be outstanding as either Prime Lending Rate Portions or LIBOR Lending Rate Portions, by designating, in accordance with Sections 2.5(b) and 2.6(b), either the Prime Lending Rate, or the LIBOR Lending Rate to apply to all or any portion of the unpaid principal balance of the Term Loans C; provided, however, there shall be no more than three (3) LIBOR Lending Rate Portions of Term Loans C outstanding at any time. LIBOR Lending Rate Portions of Term Loans C shall be in minimum amounts each of One Million Dollars ($1,000,000).

(v)           Equipment Facility B Loans. Subject to the terms and conditions hereof, all Equipment Facility B Loans shall be outstanding as Prime Lending Rate Portions; provided, however, at any time from and after the Equipment Facility B Loans Conversion Date, Borrowers shall have the option to convert the entire outstanding balance of Equipment Facility B Loans to COF Lending Rate Loans upon three (3) Business Days' prior written notice to Agent.. If Borrowers fail to exercise such option, the Equipment Facility B Loans shall continue to be outstanding as Prime Lending Rate Portions from and after the Equipment Facility B Loans Conversion Date. Once the Equipment Facility B Loans have been converted to COF Lending Rate Loans pursuant to this clause (v), such COF Lending Rate Loans may not be converted back to Prime Lending Rate Portions.

2.5           Conversion or Continuation Requirements. Section 2.6(a) of the Agreement is hereby amended to add the following sentence at the end thereof as follows:

If Borrowers elect to convert the entire balance of the Equipment Facility B Loans to COF Lending Rate Loans after the Equipment Facility B Loans Conversion Date pursuant to Section 2.4(a)(v), such COF Lending Rate Loans may not be converted back into Prime Lending Rate Portions.

2.6           Notes. Sections 2.11(a) and (b) of the Agreement are hereby amended as follows:

(a)           Borrowers agree that, upon the request to Agent by any Lender if and to the extent that such Lender has a Commitment as of date of request, or in connection with any assignment pursuant to Section 11.5(c), to evidence such Lender's Loans, Borrowers will execute and deliver to such Lender a Revolving Note, Term Note, Equipment Loans Note, Term B Notes and/or Equipment Facility B Loans Note, as applicable, substantially in the forms of Exhibit 2.11(a), with appropriate insertions as to payee, date and principal amount (each, as amended, supplemented, replaced or otherwise modified from time to time, a "Note" and, collectively, the 'Notes"), payable to the order of such Lender and in a principal amount equal to such Lender's Revolving Credit Commitment, Term Loan Commitment, Equipment Loan Commitment, Equipment Facility B Loan Commitment, Term Loan B Commitment and/or Term Loans C Commitment, as applicable. Each Note shall (x) be dated the date the applicable Commitment became effective, (y) be payable as provided herein and (z) provide for the payment of interest in accordance with Section 2.4.

(b)           The Revolving Loans and Borrowers' obligation to repay the same shall be evidenced by the Revolving Notes, this Agreement and the books and records of Agent and the Revolving Loan Lenders. The Term Loans and Borrowers' obligation to repay the same shall be evidenced by the Term Notes, this Agreement and the books and records of Agent and the Term Loan Lenders. The Equipment Loans and Borrowers' obligation to repay the same shall be evidenced by the Equipment Loans Notes, this Agreement and the books and records of Agent and the Equipment Loan Lenders. The Term Loans B and Borrowers' obligation to repay the same shall be evidenced by the Term B Notes, this Agreement and the books and records of Agent and the Term Loan B Lenders. The Equipment Facility B Loans and Borrowers' obligation to repay the same shall be evidenced by the Equipment Facility B Loans Notes, this Agreement and the books and records of Agent and the Equipment Loan Lenders. The Term Loans C and Borrowers' obligation to repay the same shall be evidenced by the Term C Notes, this Agreement and the books and records of Agent and the Term Loan C Lenders. Agent shall maintain the Register pursuant to Section 10.13, and a sub-account therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, whether each such Loan is a LIBOR Lending Rate Portion, a Prime Lending Rate Portion or COF Lending Rate Loans, and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrowers to each Lender hereunder and (iii) both the amount of any sum received by Agent hereunder from Borrowers and each Lender's share thereof; provided, however, any failure by Agent to maintain the Register or any such sub-account with respect to any Loan or continuation, conversion or payment thereof shall not limit or otherwise affect Borrowers' obligations hereunder or under the Notes.

2.7           Financial Statements. Subsections (c) and (e) of Section 6.3 of the Agreement are hereby each amended, effective as of the reporting period ending July 31, 2006, to substitute therein a covenant by Borrowers to deliver to Agent, upon its request, internally prepared consolidating trial balance statements for the covenant that Borrowers deliver annual and quarterly consolidating financial statements.

2.8           Use of Funds. Subsections (e) and (f) to Section 7.1 of the Agreement are hereby added as follows:

(e)           Use any proceeds of the Term Loans C for any purpose other than to repay Revolving Loans used to fund the purchase price paid by Parent for the Dynamic Assets; or

(f)            Use any proceeds of the Equipment Facility B Loans for any purpose other than as provided in Section 2.3.

2.9           Financial Condition. Subsections (b) and (e) of Section 7.15 of the Agreement are hereby amended to read follows:

(b)           the Consolidated Total Liabilities to Consolidated Effective Tangible Net Worth Ratio, measured as of the end of each fiscal quarter commencing with the fiscal quarter ending July 31, 2006, at any time to exceed 1.75:1.00.

(e)            the Debt Service Coverage Ratio, measured as of the end of each fiscal quarter commencing with the fiscal quarter ending July 31, 2006, at any time to be less than 1.25:1.0.

2.10          Replacement of Affected Lenders. The first paragraph of Section 10.16 of the Agreement is amended as follows:

10.16       Replacement of Affected Lenders. If any Lender (other than Agent) (x) is owed a material amount of increased costs under Section 2.7 or ceases to be obligated to make LIBOR Lending Rate Loans as a result of the operation of Sections 2.8 or 2.9, (y) refuses to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved pursuant to Section 11.4 by the Majority Lenders, the Revolving Loan Lenders the Revolving Credit Commitment Percentage of which aggregate more than 66.67%, the Term Loan Lenders the Term Loans Commitment Percentage of which aggregate more than 66.67%, the Equipment Loan Lenders the Equipment Loans Commitment Percentage of which aggregate more than 66.67%, the Term Loan B Lenders the Term Loans B Commitment Percentage of which aggregate more than 66.67%; the Equipment Facility B Loan Lenders the Equipment Facility B Loans Commitment Percentage of which aggregate more than 66.67%, or the Term Loan C Lenders the Term Loans C Commitment Percentage of which aggregate more than 66.67%; or (z) is in default of its obligations hereunder, then Agent shall have the right, but not the obligation, to replace such Lender (the "Replaced Lender") with one or more

Eligible Assignees (collectively, the "Replacement Lender") provided, that:

2.11         Amendments and Waivers. Sections 11.4 (iv) and (v) of the agreement are hereby amended as follows:

(iv)  amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Term Loans or the application of such prepayment amounts to the respective installments of principal under the respective Term Loans without the written consent of the Term Loan Lenders the Term Loan Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Revolving Loans or the application of such prepayment amounts to the respective installments of principal under the respective Revolving Loans without the written consent of the Revolving Loan Lenders the Revolving Loan Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Equipment Loans or the application of such prepayment amounts to the respective installments of principal under the respective Equipment Loans without the written consent of the Equipment Loan Lenders the Equipment Loan Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Term Loans B or the application of such prepayment amounts to the respective installments of principal under the respective Term Loans B without the written consent of the Term Loan B Lenders the Term Loan B Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Equipment Facility B Loans or the application of such prepayment amounts to the respective installments of principal under the respective Equipment Facility B Loans without the written consent of the Equipment Facility B Loan Lenders the Equipment Facility B Loan Commitment Percentages of which aggregate more than 66.67%; or amend, modify or waive any provision of this Agreement regarding the allocation of prepayment amounts to the Term Loans C or the application of such prepayment amounts to the respective installments of principal under the respective Term Loans C without the written consent of the Term Loan C Lenders the Term Loan C Commitment Percentages of which aggregate more than 66.67%; or

(v)  subject to clause (i) of this Section 11.4 as it relates to reducing the amount or extending the scheduled date of maturity of any Loan or any installment thereof, amend, modify or waive any provision of (x) Section 2.1 or Section 2.11 (to the extent it relates to Revolving Loans) without the written consent of Revolving Loan Lenders the Revolving Loan Commitment Percentages of which aggregate more than 66.67%; or (y) Section 2.2 or Section 2.11 (to the extent it relates to Term Loans) without the written consent of Term Loan Lenders the Term Loan Commitment Percentages of which aggregate more than 66.67%; (z) Section 2.3 or Section 2.11 (to the extent it relates to

Equipment Loans) without the written consent of Equipment Loan Lenders the Equipment Loan Commitment Percentages of which aggregate more than 66.67%; or (aa) Section 2.2 or Section 2.11 (to the extent it relates to Term Loans B) without the written consent of Term Loan B Lenders the Term Loan B Commitment Percentages of which aggregate more than 66.67%; (bb) Section 2.3 or Section 2.11 (to the extent it relates to Equipment Facility B Loans) without the written consent of Equipment Facility B Loan Lenders the Equipment Facility B Loan Commitment Percentages of which aggregate more than 66.67%; or (cc) Section 2.2 or Section 2.11 (to the extent it relates to Term Loans C) without the written consent of Term Loan C Lenders the Term Loan C Commitment Percentages of which aggregate more than 66.67%; or

2.12          Amendment to Schedule 1.1C. Schedule 1.1C of the Agreement is hereby replaced with the Schedule 1.1C attached hereto.

2.13          Amendment to Exhibit 2.11(a). Exhibit 2.11(a) to the Agreement is hereby appended with the form of Term C Note and Equipment Facility B Loans Note set forth on the Exhibit 2.11(a) attached hereto.

2.14          Amendment to Schedule 5.9. Schedule 5.9 (Subsidiaries) of the Agreement is hereby replaced with the Schedule 5.9 attached hereto.

3.             Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

(a)           Agent shall have received this Amendment, duly executed by Borrowers and all Lenders;

(b)           Agent shall have received the Term C Notes payable to each Lender in the amount of such Lender's respective Term Loan C Commitment, duly executed by Borrowers;

(c)           Agent shall have received the Equipment Facility B Loans Notes payable to each Lender in the amount of such Lender's respective Equipment Facility B Loan Commitment, duly executed by Borrowers;

(d)           Agent shall have received, for the pro rata account of Lenders, a Term Loan C fee of $5,000, which shall be fully earned and nonrefundable;

(e)           Agent shall have received, for the pro rata account of Lenders, an Equipment Facility B Loan fee of $5,000, which shall be fully earned and nonrefundable;

(f)            No Material Adverse Effect shall have occurred, as determined by Agent in its reasonable discretion;

(g)           No Event of Default, Unmatured Event of Default or Material Adverse Effect shall have occurred; and

(h) All of the representations and warranties set forth herein, in the Loan Documents and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date).

4.             Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders that:

(a)           No Event of Default or Unmatured Event of Default is continuing;

(b)           All of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

(c)           This Amendment has been duly executed and delivered by Borrowers, and after giving effect to this Amendment, the Agreement and the Loan Documents continue to constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

5.             Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

6.             Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

7.             Reaffirmation of the Agreement. The Agreement as amended hereby and the other Loan Documents remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

NATIONAL TECHNICAL SYSTEMS, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Senior Vice President,
Chief Financial Officer, Treasurer and
Assistant Secretary

NTS TECHNICAL SYSTEMS dba NATIONAL
TECHNICAL SYSTEMS

By:	/s/ Lloyd Blonder
Lloyd Blonder, Senior Vice President,
Chief Financial Officer, Treasurer and
Assistant Secretary

XXCAL, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer
And Assistant Secretary

APPROVED ENGINEERING TEST
LABORATORIES, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer
And Assistant Secretary

ETCR, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer
And Assistant Secretary

ACTON ENVIRONMENTAL TESTING
CORPORATION

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer
And Assistant Secretary

PHASE SEVEN LABORATORIES, INC.

By:	/s/ Lloyd Blonder
Lloyd Blonder, Vice President, Treasurer
And Assistant Secretary

COMERICA BANK, in its capabilities as Agent,
Issuing Lender and a Lenter

By:	/s/ Vahe S. Medzoyan
Vahe S. Medzoyan, Vice President

FIRST BANK & TRUST, in its capacity as a
Lender

By:	/s/ Lisa Stavro
Name:	Lisa Stavro
Title:	Senior Vice President

Schedule 1.1C
Schedule of Commitments

Revolving Loan Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Comerica First Bank & Trust	$9,900,000 $6,600,000	60% 40%
Term Loan Lender	Term Loan Commitment	Term Loan Commitment Percenta'e
Comerica First Bank & Trust	$1,500,000 $1,000,000	60% 40%
Equipment Loan Lender	Equipment Loan Commitment	Equipment Loan Commitment Percentage
Comerica First Bank & Trust	$1,200,000 $800,000	60% 40%
Term Loan B Lender	Term Loan B Commitment	Term Loan B Commitment Percentage
Comerica First Bank & Trust	$2,340,000 $1,560,000	60% 40%
Equipment Facility B Loan Lender	Equipment Facility B Loan Commitment	Equipment Facility Loan Commitment Percentage
Comerica First Bank & Trust	$1,200,000 $800,000	60% 40%
Term Loan C Lender	Term Loan C Commitment	Term Loan C Commitment Percentage
Comerica First Bank & Trust	$1,200,000 $800,000	60% 40%

Exhibit 2.11(a)
Form of Term C Note and Equipment Facility B Loan Note

SECURED TERM LOAN C PROMISSORY NOTE

$ _________	Los Angeles, California
September 21, 2006

This Secured Term Loan C Promissory Note (this "Note") is being delivered pursuant to that certain Revolving Credit Agreement, dated as of November 21, 2001, as amended, by and among Makers (as defined below), the financial institutions from time to time parties thereto as the Lenders, and Comerica Bank, as contractual representative for itself and the Lenders (as the same may be at any time heretofore or hereafter amended, supplemented, or otherwise modified or restated, the "Agreement"). Initially capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

1.             FOR VALUE RECEIVED, NATIONAL TECHNICAL SYSTEMS, INC., a California corporation, NTS TECHNICAL SYSTEMS, a California corporation, dba National Technical Systems, XXCAL, INC, a California corporation, APPROVED ENGINEERING TEST LABORATORIES, INC, a California corporation, ETCR, INC, a California corporation, PHASE SEVEN LABORATORIES, INC, a California corporation, and ACTON ENVIRONMENTAL TESTING CORPORATION, a Massachusetts corporation (collectively, "Makers"), jointly and severally promise to pay to the order of ________ ('Payee"), on or before the Term Loans C Maturity Date, the principal sum of ________ Dollars ($________ ), or such lesser sum as shall equal the aggregate outstanding principal amount of the Term Loan C made by Payee to Makers jointly and severally pursuant to the Agreement (as defined below).

2.             Makers promise to make principal reduction payments on the outstanding principal balance hereof in the amounts and on the dates specified in the Agreement. Makers further promise to pay interest from the date of this Note in like money on the aggregate outstanding principal amount hereof at the rates and on the dates provided in the Agreement. All computations of interest shall be in accordance with the provisions of the Agreement.

3.             Makers hereby authorize Payee to record in its books and records the date, type and amount of the Term Loan C, and of each continuation, conversion and payment of principal made by Makers, and Makers agree that all such notations shall, in the absence of manifest error, be conclusive as to the matters so noted; provided, however, any failure by Payee to make such notation with respect to the Term Loan C or continuation, conversion, or payment thereof shall not limit or otherwise affect Makers' obligations under the Agreement or this Note.

4.             Upon the occurrence and during the continuance of an Event of Default, in addition to and not in substitution of any of Agent or Lenders' other rights and remedies with respect to such Event of Default, the entire unpaid principal balance owing hereunder shall bear interest at the applicable Lending Rate plus three hundred (300) basis points. In addition, interest, Expenses and Fees, and other amounts due hereunder or under the Agreement not paid when due shall bear interest at the Prime Lending Rate plus three hundred (300) basis points until such overdue payment is paid in full.

5.             If any payment due hereunder, whether for principal, interest, or otherwise, is not paid on or before the tenth day after the date such payment is due, in addition to and not in substitution of any of Payee's other rights and remedies with respect to such nonpayment, Makers shall pay to Payee, a late payment fee ("Late Payment Fee") equal to five percent (5%) of the amount of such overdue payment. The Late Payment Fee shall be due and payable on the eleventh day after the due date of the overdue payment with respect thereto.

6.             Makers shall make all payments hereunder in lawful money of the United States of America and in immediately available funds to Comerica Bank, a Michigan banking corporation ("Agent"), for the account of Payee, at Agent's office located at 15303 Ventura Boulevard, Suite 100, Sherman Oaks, CA 91403, Attention: Vahe S. Medzoyan; or to such other address as Agent may from time to time specify by notice to Makers in accordance with the terms of the Agreement.

7.             In no event shall the interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Payee has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the principal balance hereof, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there is no principal balance outstanding, Payee shall refund to Makers such excess.

8.             This Note is one of the "Term C Notes" issued pursuant to the Agreement and is governed by the terms thereof. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal of this Note prior to the maturity hereof upon the terms and conditions specified in the Agreement. This Note and the Term Loan C evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register maintained by Agent pursuant to the terms of the Agreement.

9.             This Note is secured by the Liens granted to Agent, for the ratable benefit of Lenders, under the Loan Documents.

10.           Makers hereby waive presentment for payment, notice of dishonor, protest and notice of protest.

11.          THE VALIDITY OF THIS NOTE AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

(a)           THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT PAYEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE PAYEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. MAKERS AND PAYEE WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

(b)           MAKERS AND PAYEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKERS AND PAYEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12.           This Note hereby incorporates the Reference Provision set forth in Section 11.10 of the Loan Agreement.

IN WITNESS WHEREOF, Makers have duly executed this Note as of the date first above written.

NATIONAL TECHNICAL SYSTEMS, INC.

By:
Lloyd Blonder, Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

NTS TECHNICAL SYSTEMS dba NATIONAL TECHNICAL SYSTEMS

By:
Lloyd Blonder, Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

XXCAL, INC.

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

APPROVED ENGINEERING TEST LABORATORIES, INC.

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

ETCR, INC.

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

ACTON ENVIRONMENTAL TESTING CORPORATION

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

PHASE SEVEN LABORATORIES, INC.

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

SECURED EQUIPMENT FACILITY B PROMISSORY NOTE

$ _________	Los Angeles, California
September 21, 2006

This Secured Equipment Facility B Promissory Note (this "Note") is being delivered pursuant to that certain Revolving Credit Agreement, dated as of November 21, 2001, as amended, by and among Makers (as defined below), the financial institutions from time to time parties thereto as the Lenders, and Comerica Bank, as contractual representative for itself and the Lenders (as the same may be at any time heretofore or hereafter amended, supplemented, or otherwise modified or restated, the "Agreement"). Initially capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

1.          FOR VALUE RECEIVED, NATIONAL TECHNICAL SYSTEMS, INC., a California corporation, NTS TECHNICAL SYSTEMS, a California corporation, dba National Technical Systems, XXCAL, INC., a California corporation, APPROVED ENGINEERING TEST LABORATORIES, INC., a California corporation, ETCR, INC., a California corporation, PHASE SEVEN LABORATORIES, INC., a California corporation, and ACTON ENVIRONMENTAL TESTING CORPORATION, a Massachusetts corporation (collectively, "Makers"), jointly and severally promise to pay to the order of ______ ("Payee"), on or before the  Equipment Facility  B Loans  Maturity Date,  the principal  sum of  ______ Dollars ($______ ), or such lesser sum as shall equal the aggregate outstanding principal amount of the Equipment Facility B Loans made by Payee to Makers jointly and severally pursuant to the Agreement (as defined below).

2.             Makers promise to make principal reduction payments on the outstanding principal balance, hereof in the amounts and on the dates specified in the Agreement. Makers further promise to pay interest from the date of this Note, in like money, on the aggregate outstanding principal amount hereof at the rates and on the dates provided in the Agreement. All computations of interest shall be in accordance with the provisions of the Agreement.

3.             Makers hereby authorize Payee to record in its books and records the date, type and amount of each Equipment Facility B Loan, and of each continuation, conversion and payment of principal made by Makers, and Makers agree that all such notations shall, in the absence of manifest error, be conclusive as to the matters so noted; provided, however, any failure by Payee to make such notation with respect to any Equipment Facility B Loan or continuation, conversion, or payment thereof shall not limit or otherwise affect Makers' obligations under the Agreement or this Note.

4.             Upon the occurrence and during the continuance of an Event of Default, in addition to and not in substitution of any of Agent or Lenders' other rights and remedies with respect to such Event of Default, the entire unpaid principal balance owing hereunder shall bear interest at the applicable Lending Rate plus three hundred (300) basis points. In addition, interest, Expenses and Fees, and other amounts due hereunder or under the Agreement not paid when due shall bear interest at the Prime Lending Rate plus three hundred (300) basis points until such overdue payment is paid in full.

5.             If any payment due hereunder, whether for principal, interest, or otherwise, is not paid on or before the tenth day after the date such payment is due, in addition to and not in substitution of any of Payee's other rights and remedies with respect to such nonpayment, Makers shall pay to Payee, a late payment fee ("Late Payment Fee") equal to five percent (5%) of the amount of such overdue payment. The Late Payment Fee shall be due and payable on the eleventh day after the due date of the overdue payment with respect thereto.

6.             Makers shall make all payments hereunder in lawful money of the United States of America and in immediately available funds to Comerica Bank, a Michigan banking corporation ("Agent"), at Agent's office located at 15303 Ventura Boulevard, Suite 100, Sherman Oaks, CA 91403, Attention: Vahe S. Medzoyan; or to such other address as Agent may from time to time specify by notice to Makers in accordance with the terms of the Agreement.

7.             In no event shall the interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Payee has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the principal balance hereof, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there is no principal balance outstanding, Payee shall refund to Makers such excess.

8.             This Note is one of the "Notes" issued pursuant to the Agreement and is governed by the terms thereof. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal of this Note prior to the maturity hereof upon the terms and conditions specified in the Agreement. This Note and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register maintained by Agent pursuant to the terms of the Agreement.

9.             This Note is secured by the Liens granted to Agent, for the ratable benefit of Lenders, under the Loan Documents.

10.           Makers hereby waive presentment for payment, notice of dishonor, protest and notice of protest.

11.           THE VALIDITY OF THIS NOTE AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

(a)           THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE , BROUGHT, AT PAYEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE PAYEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. MAKERS AND PAYEE WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

(b)           MAKERS AND PAYEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKERS AND PAYEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS SECURED EQUIPMENT PROMISSORY NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

12. This Note hereby incorporates the Reference Provision set forth in Section 11.10 of the Loan Agreement.

IN WITNESS WHEREOF, Makers have duly executed this Note as of the date first above written.

NATIONAL TECHNICAL SYSTEMS, INC.

By:
Lloyd Blonder, Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

NTS TECHNICAL SYSTEMS dba NATIONAL TECHNICAL SYSTEMS

By:
Lloyd Blonder, Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

XXCAL, INC.

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

APPROVED ENGINEERING TEST LABORATORIES, INC.

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

ETCR, INC.

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

ACTON ENVIRONMENTAL TESTING CORPORATION

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary

PHASE SEVEN LABORATORIES, INC.

By:
Lloyd Blonder, Vice President, Treasurer and Assistant Secretary